                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        March 18, 2004
                                                 -------------------------------


                             Cooper Industries, Ltd.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Bermuda
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-31330                                          98-0355628
-------------------------                      ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                       77002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


                                  713/209-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

            On March 18, 2004, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 titled "Cooper Industries Expects First-Quarter Earnings of Between $.75 and $.80 Per Share: Company Continues to See Improving Sales Trends."


Item 7.     Financial Statements and Exhibits.

            Exhibits

            99.1 Company press release dated March 18, 2004 titled "Cooper Industries Expects First-Quarter Earnings of Between $.75 and $.80 Per Share: Company Continues to See Improving Sales Trends."

            99.2   Company "Sales Trends" to be posted on the Company's website.


Item 9.     Regulation FD Disclosure.

            Posting of Sales Trends Information

            On March 18, 2004, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COOPER INDUSTRIES, LTD.
                                                 (Registrant)



Date:    March 18, 2004                              /s/ Terry A. Klebe
                                                 ------------------------------
                                                 Terry A. Klebe
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.
-----------

   99.1     Company press release dated March 18, 2004 titled
            "Cooper Industries Expects First-Quarter Earnings of
            Between $.75 and $.80 Per Share: Company Continues to See Improving Sales Trends."

   99.2     Company "Sales Trends" to be posted on the Company's website.